INCOME TAX (CREDIT) EXPENSE - Schedule of Deferred Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets
Net operating loss carried forwards	$ 63,022	$ 60,782
Depreciation and amortization	105	24
Deferred deductible expenses	3,089
Sub-total	66,216	60,806
Valuation allowance
Current	(21,054)	(17,816)
Long-term	(45,057)	(42,966)
Sub-total	(66,111)	(60,782)
Total net deferred tax assets	105	24
Deferred tax liabilities
Land use rights	(64,497)	(68,552)
Intangible assets	(505)	(505)
Unrealized capital allowance	(1,348)	(971)
Total net deferred tax liabilities	$ (66,350)	$ (70,028)